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                                                                 Exhibit 10.15

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") made as of this 7 day of June, 2002 by and among REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (the "COMPANY"), IMPRIMIS INVESTORS, LLC, WEXFORD SPECTRUM FUND I, L.P., WEXFORD OFFSHORE SPECTRUM FUND, WEXFORD PARTNERS INVESTMENT CO. LLC, and WEXAIR LLC (collectively, the "WEXFORD INVESTORS"), and DELTA AIR LINES, INC. ("DELTA" and, together with the Wexford Investors, the "HOLDERS").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Wexford Investors are party to a Registration Rights Agreement, dated as of May 15, 1998 (the "EXISTING AGREEMENT");

         WHEREAS, on the date hereof Delta and Chautauqua Airlines, Inc., a subsidiary of the Company, are entering into a Delta Connection Agreement and certain other agreements pursuant to which certain rights to acquire shares of Common Stock (as defined below) of the Company will be granted to Delta; and

         WHEREAS, the parties hereto desire to enter into this Agreement, which amends and restates in its entirety the Existing Agreement, to promote the interests of the Company and the interests of the Holders by establishing herein certain terms and conditions upon which the Company will register the shares of Common Stock held by each Holder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  "COMMON STOCK" shall mean the common stock, par value $.001 per share, of the Company.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2 hereof.

                  "REGISTRABLE SECURITIES" shall mean (i) the Common Stock held by each Holder and (ii) Common Stock issued to the Holders upon any stock split, stock dividend, merger, consolidation, recapitalization or similar event, excluding all such shares which (x) have been registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(y) have been publicly sold pursuant to Rule 144 (or any successor rule) under the

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Securities Act or (z) are eligible for sale without restriction under Rule
144(k) (or any successor rule) under the Securities Act.

                  The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                   "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance with Sections 4.1, 4.2 and 4.3 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

                  "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Holders.

2. RESTRICTIVE LEGEND. Each certificate representing the Common Stock or any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF SAID SECURITIES SHALL BE PERMITTED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS COVERING THE SHARES PROPOSED TO BE TRANSFERRED OR (II) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE LAWS.

                  Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (x) with such request, the Company shall have received either an opinion referred to in Section 3 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, (y) in accordance with paragraph (k) of Rule 144, such holder is not and has not during the last three months been an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least two years. The Company will use its reasonable best


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efforts to assist any holder in complying with the provisions of this Section 2 for removal of the legend set forth above.

3. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Agreement. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 4.1, 4.2 and 4.3), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and applicable state securities laws whereupon the holder of such Restricted Securities, shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth above unless the opinion of counsel referred to above is to the further effect that no such legend is required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

4.   REGISTRATION RIGHTS.

     4.1. (a) REQUEST FOR REGISTRATION. If, at any time following the 180th day after any registration statement covering an initial public offering of the Common Stock of the Company shall have become effective, the Company shall receive from a Holder or Holders owning in excess of 5% of the Registrable Securities, including any securities convertible into Registrable Securities, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities (each such request, a "DEMAND"), the Company will, as soon as practicable, but in any event no later than ninety (90) days after receipt of such request, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws (except that the Company shall not be required to qualify the offering under the blue sky laws of any jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction) and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. The Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request.

         The registration statement filed pursuant to the Demand of such Holder may, subject to the provisions of Section 4.1(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of


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agreements with the Company now or hereinafter in effect are entitled to include their securities in any such registration (collectively, "OTHER STOCKHOLDERS") and may include securities of the Company being sold for the account of the Company. The Company shall promptly give notice of any registration proposed under this Section 4.1 to such Other Stockholders.

         Following receipt of any Demand under this Section 4.1, the Company shall immediately notify all Other Stockholders from whom notice has not been received and such Other Stockholders shall have 30 days from receipt of such notice from the Company to notify the Company of their desire to participate in the registration. The Company shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of distribution specified in such notices from requesting Other Stockholders, the number of Registrable Securities specified in such notices.

         The number of Demands which may be made by each Holder shall be a limited to one (1) Demand PLUS a number determined as follows: For each five percent (5%) of the amount of the Company's outstanding Common Stock, including any securities convertible into Common Stock, (determined on a fully-diluted basis) held by the Holders on the date any registration statement covering the initial public offering of the Common Stock of the Company shall become effective (the "MEASUREMENT DATE"), the Holders will be entitled to one (1) Demand. Each five percent (5%) threshold is referred to as a "MARKER AMOUNT". For purposes of clarification, if the amount of the Company's outstanding Common Stock (determined on a fully-diluted basis) held by the Holders on the Measurement Date is equal to 13%, each Holder would be entitled to a total of three (3) Demands. The determination of the number of Demands to which the Holders are entitled shall be calculated only one (1) time as provided herein.

         (b) UNDERWRITING. If a Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 4.1(a) above and the Company shall include any information that it shall have received as to the nature of the underwriting in the written notice of the Company referred to in Section 4.1(a) above, including the name of the underwriter or representative thereof selected for such underwriting. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by it. Any underwriter selected by such Holder shall be subject to the Company's consent (which consent shall not be unreasonably withheld).

                  If the Company wishes to include in any registration pursuant to Section 4.1 securities being sold for its own account, or if the Other Stockholders shall request inclusion in any registration pursuant to Section 4.1, the Company may offer to include the securities of the Company and such Other Stockholders in the underwriting and (in the case of Other Shareholders) may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with the Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting. Notwithstanding any other provision of this Section 4.1, if the representative of the underwriters advises the Company in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the Company shall so


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advise the Holders and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated in the following manner: (i) first, the securities being sold for the account of the Company shall be excluded from such registration and underwriting to the extent required by such limitation (ii) second, if a limitation on the number of shares is still required, the securities held by the Other Stockholders of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly practicable, to the respective amounts of securities requested to be registered by such Other Stockholders or otherwise as their rights may appear and (iii) third, if a limitation on the number of shares is still required, the securities held by the Holders of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly practicable, to the respective amounts of securities requested to be registered by the Holders. If the Company or a Holder or any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. The securities so withdrawn shall also be withdrawn from registration. If, pursuant to this paragraph, any of the securities being sold for the account of such Holder are to be excluded from such registration and underwriting, such Holder may withdraw its request for such registration or underwriting and such request will not be counted as the registration permitted under Section 4.1 of this Agreement, or such Holder may have such securities registered as a non-underwritten "shelf" registration pursuant to Rule 415.

         (c) The Company shall have the right to defer the request of a Holder to effect a registration for up to sixty (60) calendar days if, in the Company's judgment reasonably set forth in writing and delivered to the Holders, effecting a registration would not be in the Company's best interest.

     4.2. COMPANY REGISTRATION.

         (a) If at any time following the 180th day after any registration statement covering an initial public offering of the Common Stock of the Company shall have become effective, the Company shall register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction (covering mergers, acquisitions and corporate reorganizations) or a registration on any registration form which does not permit secondary sales, the Company will:

         (b) within ten (10) days of such determination give to the Holders and the Other Stockholders written notice thereof; and

         (c) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by a Holder or an Other Stockholder within twenty (20) days after receipt of the written notice from the Company described (b) above, except as set forth in Section 4.2(d) below. Such written request may specify all or a part of such Holder's or Other Stockholder's Registrable Securities.


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         (d)   UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and the Other Stockholders by written notice. The Holders and the Other Stockholders shall (together with the Company, if distributing its securities for its own account through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 4.2, if the representative of the underwriters advises the Company in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Holders and the Other Stockholders, and the number of shares that may be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its account and then in the following manner: (i) the securities requested to be registered by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of securities requested to be registered by such officers and directors and (ii) if a limitation on the number of shares is still required, the securities being sold for the accounts of the Holders and the Other Stockholders shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders and such Other Stockholders had requested to be included in such registration or otherwise as their rights may appear. If a Holder or any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter.

     4.3. SUBSEQUENT DEMANDS AND REGISTRATION ON FORM S-3.

         (a) In addition to the rights contained in the foregoing provisions of this Section 4, upon the Company qualifying for the use of Form S-3 (or any comparable or successor form), the Holders or any of them shall have the right to request unlimited registrations on Form S-3 (or any comparable or successor form). Such requests shall be in writing, shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holders.

         (b) The Company shall use its reasonable best efforts to qualify, and remain qualified, for registration on Form S-3 or any comparable or successor form.

     4.4. EXPENSES OF REGISTRATION.

         The Company shall bear all Registration Expenses and each Holder shall bear its own Selling Expenses relating to the securities being included by such Holder in the registration incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 4.1 or 4.2.


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     4.5. REGISTRATION PROCEDURES. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep the Holders advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will:

         (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

         (c) Furnish one registration statement and such number of prospectuses and other documents incident thereto, including any term sheet or any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

         (d) Notify the Holders, at their addresses as set forth in the Company's books and records at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of a Holder, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed;

         (f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (g) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the


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               Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; PROVIDED, HOWEVER, that such seller, underwriter, attorney or accountant shall agree in writing to hold in confidence all information so provided;

         (h) Furnish to each Holder a signed counterpart, addressed to such Holder, of an opinion of counsel for the Company, dated the effective date of the registration statement, and in the case of any underwritten public offering obtain "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities.

5.   INDEMNIFICATION.

         (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling the Holder, with respect to which registration, qualification or compliance has been effected pursuant to Section 4 hereof, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required by the Company in connection with any registration hereunder, and (iii) any failure to register or qualify the Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on such Holder's behalf and will reimburse the Holder, each of its officers, directors and partners, and each person controlling the Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or such underwriter specifically for use therein or to the extent due to the failure of the Holder or such underwriter to provide an updated prospectus or other document to a purchaser at a time when the Company has informed the Holder or such underwriter of a material misstatement or omission in a prospectus or other document and has provided updated prospectuses


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               or other documents correcting such misstatement or omission or the Holder actually knew of such untrue statement or omission.

         (b) Each Holder will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and its directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 5 (the "INDEMNIFIED PARTY") shall give notice in writing to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then


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               each Indemnifying Party, in lieu of indemnifying such Indemnified
               Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the stockholders offering securities in the offering (the "SELLING STOCKHOLDERS") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this
               Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5(d) hereof. Notwithstanding the provisions of this Section 5(d), neither Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. INFORMATION BY HOLDER. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         (a) use its reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act at all times;

         (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


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         (c)   so long as any Holder owns any Restricted Securities, furnish to such Holder or Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder or Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder or Holders to sell any such securities without registration.

8. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Registrable Securities held by the Holders under
     Section 4 may be transferred or assigned, PROVIDED that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and PROVIDED FURTHER that the transferee or assignee of such rights assumes the obligations of a Holder under this Agreement.

9. TERMINATION. The provisions of Sections 4.1, 4.2 and 4.3 of this Agreement shall terminate at the latest to occur of (i) the date on which the Registrable Securities total less than 5% of the outstanding Common Stock of the Company, (ii) such time as the Registrable Securities owned by such Holder are eligible for resale under Rule 144(k) (without regard to any volume limitations) and (iii) the seventh anniversary of the date of the closing of the Company's initial public offering on Form S-1.

10. AMENDMENT; WAIVER. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by each Holder (so long as a Holder is a holder of Registrable Securities) and the Company. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

11. SPECIFIC PERFORMANCE. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or transmitted by facsimile or delivered by nationally recognized overnight courier, addressed:

              (a)      if to a Wexford Investor, to the following address,

                                    Wexford Plaza
                                    411 West Putnam Avenue
                                    Greenwich, CT 06830
                                    Attention:  Jay Maymudes
                                    Fax:   (203) 862-7350

                  and

              (b)     if to Delta, to the following address,

                                    Delta Air Lines, Inc.
                                    1030 Delta Blvd.
                                    Atlanta, Georgia  30320
                                    Attention:  Sr. Vice President - Finance,
                                                Treasury and Corp. Dev.
                                    Phone:  (404) 714-1724
                                    Fax:  (404) 677-1182


                     with a copy to,

                                    Delta Air Lines, Inc.
                                    1030 Delta Blvd.
                                    Atlanta, Georgia, 30320
                                    Attention:  Sr. Vice President and General
                                                Counsel
                                    Phone:  (404) 715-2191
                                    Fax:  (404) 715-2233
                  and


              (c) if to the Company, to the following address, or at such other address as the Company shall have furnished to the Holders,

                                    Republic Airways Holdings Inc.
                                    2500 S. High School Road,
                                    Suite 160
                                    Indianapolis, IN 46241
                                    Attention:  Bryan K. Bedford
                                    Phone:  (317) 484-6000
                                    Fax:  (317) 484-4747

         Alternatively, to such other address as a party hereto supplies to each other party in writing.

13. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted transferees, successors and assigns of the parties hereto, whether so expressed or not.

14. GOVERNING LAW. This Agreement is to be governed by and interpreted under the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

15. TITLES AND SUBTITLES. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

16. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

18. AMENDMENT AND RESTATEMENT; ENTIRE AGREEMENT. This Agreement amends and restates in its entirety the Existing Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof, including, without limitation, the Existing Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                                    REPUBLIC AIRWAYS HOLDINGS INC.



                                    By: /s/ Robert H. Cooper
                                       -----------------------------------------
                                          Name:  Robert H. Cooper
                                          Title: EVP and CFO


                                    IMPRIMIS INVESTORS, LLC



                                    By: /s/ Arthur Amron
                                       -----------------------------------------
                                          Name:  Arthur Amron
                                          Title: Vice President and Assistant
                                                 Secretary

                                    WEXFORD SPECTRUM FUND I, L.P.



                                    By: /s/ Arthur Amron
                                       -----------------------------------------
                                          Name:  Arthur Amron
                                          Title: Vice President and Assistant
                                                 Secretary

                                    WEXFORD OFFSHORE SPECTRUM FUND



                                    By: /s/ Arthur Amron
                                       -----------------------------------------
                                          Name:  Arthur Amron
                                          Title: Vice President and Assistant
                                                 Secretary

                                    WEXFORD PARTNERS INVESTMENT CO. LLC



                                    By: /s/ Arthur Amron
                                       -----------------------------------------
                                          Name:  Arthur Amron
                                          Title: Vice President and Assistant
                                                 Secretary

                                    WEXAIR LLC



                                    By: /s/ Arthur Amron
                                       -----------------------------------------
                                          Name:  Arthur Amron
                                          Title: Vice President and Assistant
                                                 Secretary

                                    DELTA AIR LINES, INC.



                                    By: /s/ Frederick Buttrell
                                       -----------------------------------------
                                          Name:  Frederick Buttrell
                                          Title: President and CEO,
                                                 Delta Connection, Inc.